UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 15, 2011
Date of Report (Date of earliest event reported)

BCM ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53176	47-0948014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

301 St. Charles, Floor 3, New Orleans, LA	70130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 525-8299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On August 16, 2011, BCM Energy Partners, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that it amended its Certificate of Incorporation, effective August 16, 2011, by filing its Restated Certificate of Incorporation (the “Restated Certificate”) with the Delaware Secretary of State.  The Company is filing this Amendment No. 1 to Current Report on Form 8-K for the sole purpose of correcting the effective date of the Restated Certificate, which was August 25, 2011 rather than August 16, 2011 as reported in the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCM ENERGY PARTNERS, INC.

Date: September 13, 2011	By:	/s/ Charles B. Mathews
	Name:	Charles B. Mathews
	Title:	Chief Financial Officer